UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 6, 2014
Sigma-Aldrich Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-08135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3050 Spruce Street, St. Louis, Missouri 63103
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: (314) 771-5765
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 6, 2014, the shareholders of Sigma-Aldrich Corporation (the “Company”) approved the adoption of the Sigma-Aldrich Corporation 2014 Long-Term Incentive Plan (the “2014 Plan”) at the Company’s 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”). The 2014 Plan replaces the Company’s 2003 Long-Term Incentive Plan, under which no further awards will be issued. A description of the material terms and conditions of the 2014 Plan is set forth on pages 23 – 34 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2014 (the “Proxy Statement”) under the caption “Agenda Item V. Approval of the Sigma-Aldrich Corporation 2014 Long-Term Incentive Plan” and is incorporated by reference herein. Such description is also filed as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”). A copy of the 2014 Plan is incorporated by reference herein and filed as Exhibit 10.1 to this Current Report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 6, 2014, the shareholders of the Company approved two amendments (collectively, the “Amendments”) to the Company’s Certificate of Incorporation (the “Certificate”). The text of the Amendments and the description of such Amendments set forth on pages 21 – 23 of the Proxy Statement under the captions “Agenda Item III. Approval of an Amendment to the Certificate of Incorporation to Increase the Total Number of Authorized Shares of Common Stock” and “Agenda Item IV. Approval of an Amendment to the Certificate of Incorporation to Provide Authority to Issue Preferred Stock” are incorporated by reference herein. Such text and descriptions are filed as Exhibits 99.2 and 99.3, respectively, to this Current Report. A copy of the Company’s Certificate of Amendment to the Certificate is incorporated by reference herein and filed as Exhibit 3.1 to this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2014 Annual Meeting on May 6, 2014 to: (i) elect ten directors to the Company’s Board of Directors (the “Board”); (ii) ratify the appointment of KPMG LLP by the Company’s Audit Committee (the “Audit Committee”) as the Company’s independent registered public accounting firm for the year ending December 31, 2014; (iii) approve an amendment to the Certificate to increase the total number of authorized shares of common stock, par value $1.00 per share (the “Common Stock”), to 450,000,000, (iv) approve an amendment to the Certificate to provide authority to issue preferred stock, par value $1.00 per share (the “Preferred Stock”), (v) approve the 2014 Plan; and (vi) hold an advisory vote to approve named executive officer compensation. As of March 7, 2014, the record date for the 2014 Annual Meeting, there were 118,812,355 outstanding shares of Common Stock eligible to vote. Of such shares, 100,902,847 were represented at the 2014 Annual Meeting, or an 84.9% quorum.
Election of Directors. The Company’s shareholders approved all ten nominees for election to the Board for terms expiring at the Company’s 2015 Annual Meeting of Shareholders or until their respective successors are elected and qualified, with the number of votes cast for and against, abstentions and broker non-votes for each of these individuals set forth below:

Director	For	Against	Abstain	Broker Non-Votes
Rebecca M. Bergman	91,848,656	216,585	648,869	8,188,737
George M. Church	91,755,556	304,285	654,269	8,188,737
Michael L. Marberry	91,628,897	429,247	655,966	8,188,737
W. Lee McCollum	91,170,691	887,018	656,401	8,188,737
Avi M. Nash	91,627,017	432,309	654,784	8,188,737
Steven M. Paul	91,674,939	384,349	654,822	8,188,737
J. Pedro Reinhard	90,442,191	1,613,125	658,794	8,188,737
Rakesh Sachdev	91,606,860	432,514	674,736	8,188,737
D. Dean Spatz	90,379,537	1,676,071	658,502	8,188,737
Barrett A. Toan	91,394,920	662,484	656,706	8,188,737
Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2014. The Company’s shareholders ratified the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
99,859,702	604,262	438,883	—
Approval of Amendment to the Certificate to Increase Total Number of Authorized Shares of Common Stock. The Company’s shareholders approved the amendment to the Certificate to increase the total number of authorized shares of Common Stock to 450,000,000 with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
76,804,949	15,308,522	600,639	8,188,737
Approval of Amendment to the Certificate to Provide Authority to Issue Preferred Stock. The Company’s shareholders approved the amendment to the Certificate to provide authority to issue the Preferred Stock with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
84,916,192	6,963,116	834,802	8,188,737
Approval of 2014 Plan. The Company’s shareholders approved the 2014 Plan with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
86,057,098	5,799,340	857,672	8,188,737
Advisory Vote to Approve Named Executive Officer Compensation. The Company’s shareholders approved the non-binding resolution approving the compensation of the Company’s named executive officers with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
89,227,402	2,314,555	1,172,153	8,188,737

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Sigma-Aldrich Corporation
10.1	Sigma-Aldrich Corporation 2014 Long-Term Incentive Plan (incorporated by reference to Appendix B to the Sigma-Aldrich 2014 Proxy Statement, filed with the SEC on March 21, 2014)
99.1
Description of Sigma-Aldrich Corporation 2014 Long-Term Incentive Plan (incorporated by reference to pages 23-34 of the Sigma-Aldrich Corporation 2014 Proxy Statement, filed with the SEC on March 21, 2014)

99.2
Complete text of proposed amendments to Article Fourth of the Certificate of Incorporation of Sigma-Aldrich Corporation (incorporated by reference to Appendix A to the Sigma-Aldrich Corporation 2014 Proxy Statement, filed with the SEC on March 21, 2014)

99.3
Description of Amendments to the Certificate of Incorporation of Sigma-Aldrich Corporation (incorporated by reference to pages 21-23 of the Sigma-Aldrich Corporation 2014 Proxy Statement, filed with the SEC on March 21, 2014)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA-ALDRICH CORPORATION

Date: May 7, 2014	By:	/s/ George L. Miller
George L. Miller Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Sigma-Aldrich Corporation
10.1	Sigma-Aldrich Corporation 2014 Long-Term Incentive Plan (incorporated by reference to Appendix B to the Sigma-Aldrich 2014 Proxy Statement, filed with the SEC on March 21, 2014)
99.1
Description of Sigma-Aldrich Corporation 2014 Long-Term Incentive Plan (incorporated by reference to pages 23-34 of the Sigma-Aldrich Corporation 2014 Proxy Statement, filed with the SEC on March 21, 2014)

99.2
Complete text of proposed amendments to Article Fourth of the Certificate of Incorporation of Sigma-Aldrich Corporation (incorporated by reference to Appendix A to the Sigma-Aldrich Corporation 2014 Proxy Statement, filed with the SEC on March 21, 2014)

99.3
Description of Amendments to the Certificate of Incorporation of Sigma-Aldrich Corporation (incorporated by reference to pages 21-23 of the Sigma-Aldrich Corporation 2014 Proxy Statement, filed with the SEC on March 21, 2014)